Note 2 - Organization and Nature of Operations	12 Months Ended
Dec. 31, 2013
Disclosure Text Block [Abstract]
Business Description and Basis of Presentation [Text Block]
2.	Organization and nature of operations

Prior to May 9, 2013, Claimsnet.com, Inc.’s (“Claimsnet”) business plan was to develop an electronic commerce company engaged in healthcare transaction processing for the medical and dental industries by means of the internet. On May 9, 2013, Claimsnet acquired a majority interest in TransCoastal Corporation (“TransCoastal”), a Texas corporation through an Acquisition Agreement. Claimsnet issued a total of 3,721,036 shares of Series F Preferred Stock, with an additional 194,920 Series F Preferred Stock to be issued, in consideration for the common stock of TransCoastal. Each share of Series F Preferred Stock issued has the attribute of having the voting right equal to 1,170.076 shares of common stock thereby giving the selling TransCoastal stockholders control of the corporation with the ability to vote 99.2% of all the votes eligible to vote for any matter brought before our equity holders.

Claimsnet acquired TransCoastal under the an acquisition agreement (the “Acquisition Agreement”), dated March 18, 2013, as amended by the Amended Acquisition Agreement, dated April 24, 2013, through the issuance of shares of our convertible Series F preferred stock. This resulted in the owners of TransCoastal (the “accounting acquirer”) having actual or effective operating control of Claimsnet after the transaction, with the shareholders of Claimsnet (the “legal acquirer”) continuing only as passive investors. TransCoastal is an oil and gas exploration and production company focused primarily in the development of oil and gas reserves in Texas and the Southwest region of the United States. Effective on the date of acquisition, TransCoastal became a Delaware Corporation. TransCoastal, and its wholly owned subsidiary, CoreTerra Operating, LLC (“CTO”), are referred to as the “Company”.

Pursuant to the Amended Acquisition Agreement, on June 27, 2013, the Company placed, at the time of closing of the acquisition, all of the assets and liabilities constituting the current non-oil and gas assets of our business operations into a separate wholly-owned subsidiary of the Company, ANC Holdings, Inc. (“ANC Holdings”), and sold that subsidiary to certain debt holders of the Company, who were affiliates of Claimsnet, in consideration for cancellation by such debt holders of the Company indebtedness owed to them.

Additionally, during the year ended December 31, 2013, TransCoastal Partners LLC, an entity under common control of the Company, contributed all of its net assets and liabilities, which approximated $700 at the date of contribution, to the Company. The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and are presented in accordance with Accounting Standard Codification (“ASC”) 805, Business Combinations, which requires that entities under common control be reflected at their historical cost. Accordingly, the accompanying consolidated financial statements reflect the historical combined results of the common controlled entity prior to the reverse recapitalization date.

Claimsnet formally changed its name to TransCoastal Corporation and declared a reverse 200 to 1 stock split effective July 1, 2013.